Quarterly Holdings Report
for
Fidelity® Enhanced Large Cap Growth ETF
March 31, 2024
LGG-NPRT3-0324
1.9910061.100
Common Stocks - 99.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 14.0%
Entertainment - 2.6%
Electronic Arts, Inc.	85,352	11,323,650
Netflix, Inc. (a)	58,039	35,248,826
Spotify Technology SA (a)	60,038	15,844,028
		62,416,504
Interactive Media & Services - 11.4%
Alphabet, Inc.:
Class A (a)	538,649	81,298,294
Class C (a)	532,653	81,101,746
Meta Platforms, Inc. Class A	224,272	108,901,998
		271,302,038
TOTAL COMMUNICATION SERVICES		333,718,542
CONSUMER DISCRETIONARY - 13.7%
Automobiles - 1.3%
Tesla, Inc. (a)	176,910	31,099,009
Broadline Retail - 5.7%
Amazon.com, Inc. (a)	755,780	136,327,596
Dillard's, Inc. Class A	2	943
eBay, Inc.	30	1,583
		136,330,122
Distributors - 0.0%
Genuine Parts Co.	12	1,859
Diversified Consumer Services - 0.5%
Duolingo, Inc. (a)	54,493	12,020,066
Hotels, Restaurants & Leisure - 1.9%
Booking Holdings, Inc.	6,550	23,762,614
Chipotle Mexican Grill, Inc. (a)	6,965	20,245,653
Draftkings Holdings, Inc. (a)	16	727
		44,008,994
Household Durables - 0.8%
NVR, Inc. (a)	1,345	10,894,446
TopBuild Corp. (a)	16,114	7,101,923
		17,996,369
Specialty Retail - 3.5%
Abercrombie & Fitch Co. Class A (a)	52,804	6,617,925
The Home Depot, Inc.	121,198	46,491,553
TJX Companies, Inc.	166,238	16,859,858
Ulta Beauty, Inc. (a)	27,535	14,397,501
		84,366,837
TOTAL CONSUMER DISCRETIONARY		325,823,256
CONSUMER STAPLES - 2.3%
Beverages - 0.6%
Celsius Holdings, Inc. (a)	138,383	11,474,718
PepsiCo, Inc.	15,072	2,637,751
The Coca-Cola Co.	12	734
		14,113,203
Consumer Staples Distribution & Retail - 1.7%
Costco Wholesale Corp.	51,172	37,490,142
Maplebear, Inc. (NASDAQ)	83,222	3,103,348
Sysco Corp.	21	1,705
		40,595,195
TOTAL CONSUMER STAPLES		54,708,398
ENERGY - 1.8%
Oil, Gas & Consumable Fuels - 1.8%
Cheniere Energy, Inc.	95,684	15,431,916
ConocoPhillips Co.	97,788	12,446,457
Devon Energy Corp.	162	8,129
EOG Resources, Inc.	103,181	13,190,659
Hess Corp.	3	458
Texas Pacific Land Corp.	3,108	1,798,009
		42,875,628
FINANCIALS - 7.9%
Banks - 0.0%
Nu Holdings Ltd. (a)	23,829	284,280
Capital Markets - 1.1%
MSCI, Inc.	23,432	13,132,464
Tradeweb Markets, Inc. Class A	115,627	12,044,865
		25,177,329
Consumer Finance - 0.7%
American Express Co.	74,720	17,012,997
Financial Services - 4.6%
Block, Inc. Class A (a)	176,921	14,963,978
MasterCard, Inc. Class A	100,057	48,184,449
PayPal Holdings, Inc. (a)	283,664	19,002,651
Visa, Inc. Class A	101,606	28,356,202
		110,507,280
Insurance - 1.5%
Aon PLC	6,052	2,019,673
Brown & Brown, Inc.	142,527	12,476,814
Progressive Corp.	101,298	20,950,452
		35,446,939
TOTAL FINANCIALS		188,428,825
HEALTH CARE - 10.1%
Biotechnology - 2.3%
AbbVie, Inc.	93,722	17,066,776
Exelixis, Inc. (a)	569,346	13,510,581
Gilead Sciences, Inc.	156,819	11,486,992
Incyte Corp. (a)	220,708	12,573,735
		54,638,084
Health Care Equipment & Supplies - 0.7%
DexCom, Inc. (a)	89	12,344
IDEXX Laboratories, Inc. (a)	29,296	15,817,789
Intuitive Surgical, Inc. (a)	893	356,387
		16,186,520
Health Care Providers & Services - 2.5%
Elevance Health, Inc.	26,019	13,491,892
UnitedHealth Group, Inc.	94,898	46,946,041
		60,437,933
Health Care Technology - 0.6%
Veeva Systems, Inc. Class A (a)	64,533	14,951,651
Life Sciences Tools & Services - 0.7%
Agilent Technologies, Inc.	23,502	3,419,776
Medpace Holdings, Inc. (a)	33,109	13,381,002
Thermo Fisher Scientific, Inc.	547	317,922
		17,118,700
Pharmaceuticals - 3.3%
Bristol-Myers Squibb Co.	233,916	12,685,265
Eli Lilly & Co.	59,768	46,497,113
Jazz Pharmaceuticals PLC (a)	1,434	172,682
Merck & Co., Inc.	138,945	18,333,793
		77,688,853
TOTAL HEALTH CARE		241,021,741
INDUSTRIALS - 6.1%
Aerospace & Defense - 0.9%
Lockheed Martin Corp.	47,227	21,482,145
Commercial Services & Supplies - 0.5%
MSA Safety, Inc.	1	194
Republic Services, Inc.	62,923	12,045,979
		12,046,173
Construction & Engineering - 0.2%
AECOM	9	883
EMCOR Group, Inc.	14,166	4,960,933
		4,961,816
Ground Transportation - 2.4%
CSX Corp.	342,962	12,713,601
Uber Technologies, Inc. (a)	335,447	25,826,065
Union Pacific Corp.	72,275	17,774,591
		56,314,257
Industrial Conglomerates - 0.5%
3M Co.	123,933	13,145,573
Machinery - 1.6%
Allison Transmission Holdings, Inc.	29,000	2,353,640
Caterpillar, Inc.	69,726	25,549,698
PACCAR, Inc.	74,013	9,169,471
		37,072,809
Professional Services - 0.0%
Verisk Analytics, Inc.	7	1,650
TOTAL INDUSTRIALS		145,024,423
INFORMATION TECHNOLOGY - 42.3%
Communications Equipment - 0.0%
Arista Networks, Inc. (a)	7	2,030
Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp. Class A	89,061	10,273,186
IT Services - 0.5%
Accenture PLC Class A	22,274	7,720,391
Squarespace, Inc. Class A (a)	91,383	3,329,997
		11,050,388
Semiconductors & Semiconductor Equipment - 15.7%
Advanced Micro Devices, Inc. (a)	16,264	2,935,489
Applied Materials, Inc.	123,305	25,429,190
Broadcom, Inc.	48,098	63,749,570
KLA Corp.	30,087	21,017,876
Lam Research Corp.	13,816	13,423,211
Monolithic Power Systems, Inc.	21,019	14,238,691
NVIDIA Corp.	228,256	206,242,991
Qualcomm, Inc.	163,053	27,604,873
		374,641,891
Software - 15.7%
Adobe, Inc. (a)	62,401	31,487,545
Cadence Design Systems, Inc. (a)	43,182	13,441,693
Dropbox, Inc. Class A (a)	123,282	2,995,753
Intuit, Inc.	5,515	3,584,750
Manhattan Associates, Inc. (a)	49,885	12,482,724
Microsoft Corp.	642,536	270,327,747
Qualys, Inc. (a)	3	501
Salesforce, Inc.	42,612	12,833,882
ServiceNow, Inc. (a)	2,664	2,031,034
Teradata Corp. (a)	303,943	11,753,476
Zoom Video Communications, Inc. Class A (a)	178,641	11,677,762
		372,616,867
Technology Hardware, Storage & Peripherals - 10.0%
Apple, Inc.	1,388,705	238,135,133
TOTAL INFORMATION TECHNOLOGY		1,006,719,495
MATERIALS - 1.5%
Chemicals - 0.7%
Ecolab, Inc.	69,607	16,072,256
Metals & Mining - 0.8%
Nucor Corp.	64,809	12,825,701
Steel Dynamics, Inc.	44,638	6,616,691
		19,442,392
TOTAL MATERIALS		35,514,648
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Public Storage	12,718	3,688,983
TOTAL COMMON STOCKS (Cost $1,269,102,549)		2,377,523,939

U.S. Treasury Obligations - 0.1%
	Principal Amount (b)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.27% to 5.31% 5/30/24 to 6/6/24 (c) (Cost $2,348,391)	2,370,000	2,348,308

Money Market Funds - 1.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (d) (Cost $44,198,192)	44,189,354	44,198,192

TOTAL INVESTMENT IN SECURITIES - 101.8% (Cost $1,315,649,132)	2,424,070,439
NET OTHER ASSETS (LIABILITIES) - (1.8)%	(42,500,727)
NET ASSETS - 100.0%	2,381,569,712

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	2	Jun 2024	530,850	11,710	11,710

The notional amount of futures purchased as a percentage of Net Assets is 0.0%

Legend

(a)	Non-income producing
(b)	Amount is stated in United States dollars unless otherwise noted.
(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,001,327.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	80,138	522,825,914	478,707,860	266,477	-	-	44,198,192	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	6,142,650	25,032,489	31,175,139	736	-	-	-	0.0%
Total	6,222,788	547,858,403	509,882,999	267,213	-	-	44,198,192

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus.

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